UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2006

MANPOWER INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5301 North Ironwood Road Milwaukee, Wisconsin	53217
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414)  961-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

On June 30, 2006, Jean-Pierre Lemonnier left his position as President and Managing Director of Manpower France, a subsidiary of Manpower Inc. (the “Company”).  Jean-Francois Ferret, the Deputy General Manager of Manpower France, has been appointed as President of Manpower France on an interim basis.  Also on June 30, 2006, the Company provided updated guidance on expected French revenue growth in the second quarter.

A copy of the press release issued by the Company on June 30, 2006 announcing Mr. Lemonnier’s departure, Mr. Ferret’s appointment and the updated guidance is attached hereto as Exhibit 99.1 and incorporated herein by reference, except for references to the Company’s website and the information contained therein.

Item 9.01.

Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2006	MANPOWER INC.

By: /s/ Jeffrey A. Joerres
Jeffrey A. Joerres
Chairman, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 30, 2006